UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

100 Overlook Center, Suite 102

Princeton, New Jersey 08540

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 2, 2022

To the Stockholders of Sonnet BioTherapeutics Holdings, Inc.

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Sonnet BioTherapeutics Holdings, Inc. (the “Company”) to be held on Thursday, June 2, 2022 at 9:00 a.m. Eastern Time. In light of the coronavirus pandemic, and in the best interests of public health and the health and safety of our stockholders, employees and Board of Directors, we are planning to hold the Annual Meeting virtually via the Internet at www.viewproxy.com/SONN/2022/VM. You will not be able to attend the Annual Meeting at a physical location. At the Annual Meeting, stockholders will act on the following matters:

●	To elect five directors to the Company’s Board of Directors to hold office for the following year until their successors are elected;

●	To approve an amendment to our Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our issued and outstanding shares of Common Stock, at a specific ratio, ranging from two-for-one (2:1) to twenty-for-one (20:1), at any time prior to the one-year anniversary date of the annual meeting, with the exact ratio to be determined by the Board (the “Reverse Split”);

●	To approve an amendment to our Charter to increase our authorized shares of Common Stock from 125,000,000 to 250,000,000 (the “Authorized Share Increase”);

●	To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in this proxy statement;

●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending September 30, 2022; and

●	To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on April 4, 2022 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting virtually and prefer to vote at the Annual Meeting, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2022.

Our proxy materials including our Proxy Statement for the 2022 Annual Meeting, our Annual Report for the fiscal year ended September 30, 2021 and proxy card are available on the Internet at www.viewproxy.com/SONN/2022/VM. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors

/s/ Pankaj Mohan, Ph.D.
Chief Executive Officer and Chairman of the Board

April [ ], 2022
Princeton, New Jersey

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

(833) 782-7196

TABLE OF CONTENTS

GENERAL INFORMATION	1
PROPOSAL 1: TO ELECT FIVE DIRECTORS TO THE BOARD OF DIRECTORS TO HOLD OFFICE FOR THE FOLLOWING YEAR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED	6
CORPORATE GOVERNANCE MATTERS	8
EXECUTIVE OFFICERS	11
EXECUTIVE COMPENSATION	12
DIRECTOR COMPENSATION	15
REPORT OF THE AUDIT COMMITTEE*	16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17
TRANSACTIONS WITH RELATED PERSONS	19
PROPOSAL 2: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CHARTER”), TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, AT A SPECIFIC RATIO, RANGING FROM TWO-FOR-ONE (2:1) TO TWENTY-FOR-ONE (20:1), AT ANY TIME PRIOR TO THE ONE-YEAR ANNIVERSARY DATE OF THE ANNUAL MEETING, WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD	20
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR CHARTER TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 125,000,000 TO 250,000,000	26
PROPOSAL 4: APPROVAL, ON AN ADVISORY BASIS, OF THE EXECUTIVE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT	28
PROPOSAL 5: RATIFICATION OF THE APPOINTMENT OF OUR REGISTERED PUBLIC ACCOUNTING FIRM	29
STOCKHOLDER PROPOSALS	31
ANNUAL REPORT	31
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	31
OTHER MATTERS	32

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SONNET BIOTHERAPEUTICS HOLDINGS, INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement contains information related to the Annual Meeting of Stockholders to be held on Thursday, June 2, 2022 at 9:00 a.m. Eastern Time (the “Annual Meeting”). In light of the coronavirus pandemic, and in the best interests of public health and the health and safety of our stockholders, employees and Board of Directors (the “Board”), we are planning to hold the Annual Meeting virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to www.viewproxy.com/SONN/2022/VM using the password provided to you after registration. Attendees will need to register prior to the meeting in order to receive access to the meeting.

Proxies for the Annual Meeting are being solicited by our Board. This proxy statement is first being made available to stockholders on or about April [  ], 2022.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 22, 2022.

Our proxy materials including our Notice of Internet Availability of Proxy Materials, Proxy Statement for the 2022 Annual Meeting, our annual report for the fiscal year ended September 30, 2021 and proxy card are available on the Internet at www.viewproxy.com/SONN/2022/VM. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

In this Proxy Statement, the terms the “Company,” “we,” “us,” and “our” refer to Sonnet BioTherapeutics Holdings, Inc. The mailing address of our principal executive offices is Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540.

About the Meeting

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

●	To elect five directors to our Board to hold office for the following year until their successors are elected;
●	To approve an amendment to our Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our issued and outstanding shares of Common Stock, at a specific ratio, ranging from two-for-one (2:1) to twenty-for-one (20:1), at any time prior to the one-year anniversary date of the annual meeting, with the exact ratio to be determined by the Board (the “Reverse Split”);
●	To approve an amendment to our Charter to increase our authorized shares of Common Stock from 125,000,000 to 250,000,000 (the “Authorized Share Increase”);
●	To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in this proxy statement;
●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending September 30, 2022; and
●	To consider any other matters that may properly come before the Annual Meeting.

What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein, the approval of an amendment to our Charter to effect the Reverse Split, the approval of an amendment to our Charter to effect the Authorized Share Increase, the approval, on an advisory basis, of the executive compensation of our named executive officers as described in this proxy statement and the appointment of KPMG LLP as our independent registered public accounting firm for the year ending September 30, 2022 are advisable and in the best interests of the Company and our stockholders and recommends that you vote FOR these proposals. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Who is entitled to vote at the meeting?

Only holders of record of our common stock at the close of business on the record date, April 4, 2022, are entitled to receive notice of the Annual Meeting and to vote either class of our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. As of the record date, there were [●] shares of our common stock outstanding. Each share of our common stock is entitled to one vote on each proposal.

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Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at www.viewproxy.com/SONN/2022/VM using the password provided to you after registration. Stockholders will not be able to attend the Annual Meeting at a physical location. Attendees will need to register prior to the meeting in order to receive access to the meeting.

The live webcast of the Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. Online access to the audio webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

An online portal will be available to our stockholders at www.FCRvote.com/SONN commencing approximately on or about April [  ], 2022. By accessing this portal, stockholders will be able to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting on www.viewproxy.com/SONN/2022/VM. To demonstrate proof of stock ownership, you will need to enter the control number received with your Notice, proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than two questions from a single stockholder. We have retained Alliance Advisors, LLC to host our virtual Annual Meeting and to distribute, receive, count and tabulate proxies.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

Your vote is important. On or about April [ ], 2022, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) as well as the full set of proxy materials to all stockholders of record on our books at the close of business on the record date and will post our proxy materials at www.viewproxy.com/SONN/2022/VM.

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting electronically (or by ballot if the meeting is held at our offices), all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.FCRvote.com/SONN and following the instructions provided in the Notice or with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 1, 2022.

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Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-866-402-3905. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 1, 2022.

Vote by Facsimile or Email

You may sign, date and submit your Proxy Card by facsimile to 904-212-0449, or sign, date, scan and email your scanned Proxy Card to tabulation@allianceadvisorsllc.com until 11:59 p.m., Eastern Time, on June 1, 2022.

Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003, Attention: Proxy Department. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. on June 1, 2022.

Please note that you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote on the Internet.

Voting at the Annual Meeting

You will have the right to vote at the Annual Meeting.

You will have the right to vote on the day of, or during, the Annual Meeting at www.viewproxy.com/SONN/2022/VM, but the site will only record votes from attending stockholders. To demonstrate proof of stock ownership, you will need to enter the control number received with your Notice, proxy card or voting instruction form to vote at our Annual Meeting.

Even if you plan to attend our Annual Meeting remotely, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

●	filing with our Secretary a notice of revocation;
●	submitting a later-dated vote by telephone or on the Internet;
●	sending in another duly executed proxy bearing a later date; or
●	attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of a majority of the voting power of the common stock issued and outstanding on the record date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

With respect to Proposal 1, the election of directors, assuming a quorum is present, the affirmative vote of a majority of the votes present and entitled to vote (in person or represented by proxy) at the Annual Meeting is required to elect each nominee. If any of the incumbent director nominees does not receive a majority vote, under Delaware law he or she will continue to serve on the Board until a successor is elected. As a result, “broker non-votes” (see below), if any, will not affect the outcome of the vote on Proposal 1.

With respect to Proposal 2, the approval of an amendment to our Charter to effect the Reverse Split, the affirmative vote of at least a majority of our issued and outstanding voting securities is required to approve this proposal. As a result, abstentions and “broker non-votes”, if any, will have the same effect as a vote “AGAINST” this proposal. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

With respect to Proposal 3, the approval of an amendment to our Charter to effect the Authorized Share Increase, the affirmative vote of at least a majority of our issued and outstanding voting securities is required to approve this proposal. As a result, abstentions and “broker non-votes”, if any, will have the same effect as a vote “AGAINST” this proposal. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

With respect to Proposal 4, the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this proxy statement, Proposal 5, the approval of the ratification of the appointment of KPMG LLP, and Proposal 6, the approval of any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the votes present and entitled to vote (in person or represented by proxy) at the Annual Meeting, is required to approve these proposals. As a result, “broker non-votes” (see below), if any, will not affect the outcome of the vote on these proposals.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

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What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares. If the New York Stock Exchange determines a proposal to be “non-routine,” failure to vote on Proposals 2 and 3, which require the affirmative vote of at least a majority of our issued and outstanding voting securities, or to instruct your broker how to vote any shares held for you in your broker’s names, will have the same effect as a vote against such proposals.

A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner.

Under the applicable rules governing such brokers, we believe Proposal 2 to approve an amendment to our Charter to effect the Reverse Split, Proposal 3 to approve an amendment to our Charter to effect the Authorized Share Increase and Proposal 5 to ratify the appointment of KPMG LLP as our independent registered public accounting firm are likely to be considered “routine” items. This means that brokers may vote using their discretion on such proposals on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-routine”, and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items because the brokers are not entitled to vote such uninstructed shares. We believe Proposal 1 to elect directors and Proposal 4 to approve, on an advisory basis, the executive compensation of our named executive officers as described in this proxy statement are likely to be considered “non-routine”, which means that brokers cannot vote your uninstructed shares when they do not receive voting instructions from you. Furthermore, if approvals of Proposal 2 and/or Proposal 3 are deemed by the New York Stock Exchange to be “non-routine” matters, brokers will not be permitted to vote on Proposal 2 and/or Proposal 3 if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for these proposals.

If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by mail or personal conversations, or by telephone, facsimile or other electronic means.

In addition, we have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related informational support, for a services fee, which is not expected to exceed $7,500.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

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PROPOSAL 1: TO ELECT FIVE DIRECTORS TO THE BOARD OF DIRECTORS TO HOLD OFFICE FOR THE FOLLOWING YEAR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board currently consists of five directors and each of our five directors holds their positions on the Board until the Annual Meeting. Each of the five director nominees named below will stand for election at the Annual Meeting. Each director’s term will then continue until the earlier of the election and qualification of their successor, or their death, resignation or removal. At the recommendation of our Nominating and Corporate Governance Committee, our Board proposes that the five director nominees named below be elected as directors to serve until the 2023 Annual Meeting and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term and until the director’s successor is duly elected and qualified.

Directors are elected by a majority of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. If any of the incumbent director nominees does not receive a majority vote, under Delaware law he or she will continue to serve on the Board until a successor is elected. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the five nominees named below. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election for a Term Expiring at the 2023 Annual Meeting

The following table sets forth the name, age, position and tenure of our directors who are up for election at the 2022 Annual Meeting:

Name	Age	Position(s)	Served as a Director Since
Pankaj Mohan, Ph.D.	58	Chief Executive Officer, President and Chairman of the Board	2020
Nailesh Bhatt	50	Director	2020
Albert Dyrness	59	Director	2020
Donald Griffith	73	Director	2020
Raghu Rao	59	Director	2020

The following biographical descriptions set forth certain information with respect to the director nominees, based on information furnished to us by each director nominee.

Pankaj Mohan, Ph.D. founded Sonnet BioTherapeutics, Inc., our wholly-owned operating subsidiary and accounting predecessor (“Sonnet”) in 2015 and has since served as a member of its board of directors, and was appointed to our Board of Directors (the “Board”) as Chairman at the closing of the merger between the Company and Sonnet, which occurred on April 1, 2020 (the “Merger”). Dr. Mohan became the Chairman of Sonnet in June 2018 and the Chief Executive Officer of Sonnet in January 2019 and was appointed President and Chief Executive Officer of the Company at the closing of the Merger. From January 2011 to June 2018, he served as the President, Chief Executive Officer and Chairman of Oncobiologics, Inc. (Now Outlook Therapeutics, Inc. Nasdaq: OTLK), a company that he founded in 2011. Previously, Dr. Mohan served as head of Business Operations and Portfolio Management of Biologics Process and Product Development at Bristol-Myers Squibb Company and as a Director of Bioprocess Engineering at Genentech, Inc. Prior to that, Dr. Mohan served as a senior manager at Eli Lilly and Company. From May 1993 to April 1996, Dr. Mohan served as Assistant Professor (Lecturer/Fellow) at the Advanced Centre for Biochemical Engineering, University College London, London, United Kingdom. Dr. Mohan received a Ph.D. in Biochemical Engineering from the School of Chemical Engineering, University of Birmingham, Birmingham, United Kingdom, a Masters in Financial Management from Middlesex University Business School, London, United Kingdom, an Executive Management Program (AMP) from Fuqua School of Business at Duke University and a Bachelor of Chemical Engineering from the Indian Institute of Technology in Roorkee, India. He is also an author of an industry reference book on bioprocess operations (McGraw Hill). The Company believes Dr. Mohan is capable of making valuable contributions to the Board due to his extensive knowledge of the biopharmaceutical industry and his prior experience as an executive officer.

6

Nailesh Bhatt has served on Sonnet’s board of directors since July 2018. Since January 2018, Mr. Bhatt has been the Chief Executive Officer and a Board Member of VGYAAN Pharmaceuticals LLC, a company focused on developing and commercializing clinically critical drugs. Prior to that, Mr. Bhatt Founded Proximare in November 2001 and is its Managing Director. Proximare is a strategic advisory firm focused exclusively on the pharmaceutical industry. In June 2015, Mr. Bhatt founded Proximare Lifesciences Fund. Mr. Bhatt pursued Bachelor of Arts at Boston University with major in Biology. He also serves as a Board Member of Azurity Pharmaceuticals, Inc. since April 2018 and CoreRx, Inc. since January 2021. The Company believes Mr. Bhatt can make valuable contributions to the Board due to his years of experience in the pharmaceutical industry working with start-ups to Fortune 500 companies.

Albert Dyrness has served on Sonnet’s board of directors since October 2019, and was appointed to our Board at the closing of the Merger. Mr. Dyrness is a recognized biopharmaceutical industry expert in bio-process engineering with expertise in upstream, downstream, and fill/finish processes. Since July 2019, Mr. Dyrness has been the Managing Director of ADVENT Engineering Services, Inc., a Trinity Consultants Company, which serves as its life-sciences division. In 1988, Mr. Dyrness Co-Founded ADVENT Engineering Services, Inc., an engineering consulting firm serving the energy and life sciences industries. Starting with only 4 employees in the San Francisco Bay Area, ADVENT has grown to a staff of over 130 engineers with offices in Toronto, Canada, Singapore, Raleigh, North Carolina, Portland Oregon, Boston, Massachusetts, Irvine and San Ramon, California. In 2016, Mr. Dyrness became President and Chief Technical Officer of ADVENT and, in 2017, guided the company to a merger with Trinity Consultants, a 700-person engineering consulting firm. He also served as a member of the board of directors of Oncobiologics, Inc. (now Outlook Therapeutics, Inc.; Nasdaq: OTLK) from December 2015 to September 2017. In 1986, Mr. Dyrness graduated from the Massachusetts Institute of Technology where he studied mechanical engineering and entrepreneurism. The Company believes Mr. Dyrness is capable of making valuable contributions to the Board due to his years of experience in a Nasdaq-listed public company along with years of entrepreneurial experience, including in the biopharmaceutical industry.

Donald Griffith, CPA has served on Sonnet’s board of directors since its inception in April 2015, was Chairman of the Sonnet board from April 2015 to June 2018, and was appointed to our Board at the closing of the Merger. Mr. Griffith has served as Sonnet’s Financial Controller since January 1, 2019, and since the Merger serves as our Controller. Prior to being Financial Controller, he served as Sonnet’s Chief Executive Officer and Chief Financial Officer from April 2015 to December 2016. Before that, Mr. Griffith was the Chief Financial Officer, Director and Secretary of Oncobiologics Inc. (now Outlook Therapeutics; Nasdaq OTLK) from 2011 to 2018. Mr. Griffith has over 40 years’ experience in finance and accounting and is the founder and Partner of Stolz & Griffith, LLC, a New Jersey accounting firm. The Company believes Mr. Griffith is capable of making valuable contributions to the Board due to his years of experience in finance as well as in the pharmaceutical industry.

Raghu Rao has served on Sonnet’s board of directors since November 2019, and was appointed to our Board at the closing of the Merger. Mr. Rao is a serial entrepreneur, strategic business advisor and angel investor. Mr. Rao has founded, scaled and had successful exits with several high-technology companies. In his 33-year career, Mr. Rao has advised clients on the strategy and roll-out of high-profile projects, such as USA.gov, TSA Screening Gateway, Cancer.gov and other eGovernment initiatives. As the Vistage Princeton Chair, from July 2012 to March 2017, Mr. Rao ran three high-performing peer advisory boards for middle-market CEOs and business leaders of companies with total revenues exceeding $2 Billion. As the Chairman & President of InfoZen from August 1995 to July 2008, Mr. Rao has managed over $1 Billion in U.S. Federal Government contracts. Mr. Rao is a 20-year Charter Member of The Indus Entrepreneurs (TiE.org) and a 5-year patron of the Indiaspora. He has held board positions at several companies including Cellix BioSciences (Jan 2016 - Jan 2017), Paper Battery Company (Jan 2009 - Dec 2018), Kovid Group (Feb 2016 - Oct 2017) , WizNucleus (Jun 2010 - present) and InfoZen (Aug 1995 - Jul 2008). Mr. Rao is active in social entrepreneurship and community service. He co-founded the Hindu Jewish Coalition in December 2012 and Forum for Religious Freedom in March 2007 to preserve religious diversity worldwide. He has held non-profit board positions at the Infinity Foundation (New Jersey), Arsha Vidya Gurukulam (Pennsylvania) and the Family Services Agency (Maryland). Mr. Rao has an MBA in Finance from George Washington University (Dec 1991), an M.S. in Computer Science from Virginia Tech (Dec 1986), and a B.Tech. in Electrical Engineering from Indian Institute of Technology Madras (June 1984). The Company believes Mr. Rao is capable of making valuable contributions to the Board due to his 15 years of experience as an executive, along with 25 years of entrepreneurial experience, including in the biotech industry.

Board Diversity Matrix

In accordance with Nasdaq’s recently adopted board diversity listing standards, we are also disclosing aggregated statistical information about our Board’s self-identified gender and racial characteristics and LGBTQ+ status as voluntarily confirmed to us by each of our directors.

Board Diversity Matrix (As of April [ ], 2022)
Total Number of Directors - 5
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	—	5	—	—
Number of Directors who identify in Any of the Categories Below:
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	3	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE MATTERS

Board of Director Composition

Our Board currently consists of five members. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Board of Director Meetings

During our fiscal year ending September 30, 2021, (i) our Board met 9 times; (ii) our audit committee of the Board (the “Audit Committee”) met 4 times; (iii) our compensation committee of the Board (the “Compensation Committee”) met 2 times and (iv) our nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) acted by written consent during such period. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings.

Director Independence

In accordance with the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”), the Board must consist of a majority of independent directors. The Board performed a review to determine the independence of its members and made a subjective determination as to each of these independent directors that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board considered several factors including the purchase or sales of goods and/or services between the company and an entity with which a director is affiliated, and reviewed information provided by the directors and our management with regard to each director’s business and personal activities as they may relate to us and our management.

Additionally, Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.

Further, each member of our Compensation Committee also must qualify as independent under the listing standards, as “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and as “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board determined that Messrs. Bhatt, Dyrness and Rao are “independent” as that term is defined under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing requirements and rules of Nasdaq. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and any transactions involving them described in the section entitled “Transactions with Related Persons.”

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Board Committees

Audit Committee

The Board has established an Audit Committee currently consisting of Messrs. Bhatt (Chairman), Dyrness and Rao. The Audit Committee’s primary functions are to oversee and review: the integrity of the Company’s consolidated financial statements and other financial information furnished by the Company, the Company’s compliance with legal and regulatory requirements, the Company’s systems of internal accounting and financial controls, the independent auditor’s engagement, qualifications, performance, compensation and independence, related party transactions, and compliance with the Company’s Code of Business Conduct and Ethics.

Each member of the Audit Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of Nasdaq. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The Board determined that Mr. Rao is an “audit committee financial expert,” as defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Stock Market. The Company’s Board has adopted an Audit Committee Charter, which is available for viewing at https://www.sonnetbio.com/investors/corporate-governance/governance-documents.

Compensation Committee

The Compensation Committee of the Board of Directors is currently composed of the following two non-employee directors: Mr. Rao (Chairman) and Mr. Dyrness. None of these Compensation Committee members was an officer or employee of the Company during the year. Each member of the Compensation Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of Nasdaq. The responsibilities of the Compensation Committee include overseeing the evaluation of executive officers (including the Chief Executive Officer) of the Company, determining the compensation of executive officers of the Company, and overseeing the management of risks associated therewith. The Compensation Committee determines and approves the Chief Executive Officer’s compensation. The Compensation Committee also administers the Company’s equity-based plans and makes recommendations to the board with respect to actions that are subject to approval of the board regarding such plans. The Compensation Committee also reviews and makes recommendations to the board with respect to the compensation of directors. The Compensation Committee monitors the risks associated with the Company’s compensation policies and practices as contemplated by Item 402(s) of Regulation S-K.

The Company’s Board has adopted a Compensation Committee Charter, which is available for viewing at https://www.sonnetbio.com/investors/corporate-governance/governance-documents.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is currently composed of Messrs. Bhatt, Dyrness (Chairman) and Rao. None of these members was an officer or employee of the Company during the year. Each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of Nasdaq. The Nominating and Corporate Governance Committee nominates individuals to be elected to the board of directors by our stockholders. The Nominating and Corporate Governance Committee considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws and will apply the same criteria to all persons being considered.

The Company’s Board has adopted a Nominating and Corporate Governance Committee Charter, which is available for viewing at https://www.sonnetbio.com/investors/corporate-governance/governance-documents.

Stockholder Nominations for Directorships

Our Nominating and Corporate Governance Committee will consider potential director candidates recommended by stockholders as long as the stockholders comply with our Charter and bylaws, in recommending a potential candidate. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures set forth in our bylaws. Stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing at: The Board of Directors, Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attention: Secretary. For more information, please see the section below titled “Stockholder Proposals.”

Assuming that the appropriate information is provided for candidates recommended by stockholders, our Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of our Board or other persons, as described above and as set forth in our charter.

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Board Leadership Structure and Role in Risk Oversight

Currently, Dr. Mohan serves as the Company’s Chief Executive Officer and Chairman of the Board. Periodically, our Board will assess the roles of Chairman and Chief Executive Officer, and the Board leadership structure to ensure the interests of the Company and our stockholders are best served. Our Board believes the current combination of the two roles is satisfactory at present. Dr. Mohan, as our Chief Executive Officer and Chairman, has extensive knowledge of all aspects of the Company and its business. The Board has not appointed a Lead Independent Director. We have no policy requiring the combination or separation of leadership roles and our governing documents do not mandate a particular structure.

This has allowed, and will continue to allow, our Board the flexibility to establish the most appropriate structure for the Company at any given time.

While management is responsible for assessing and managing risks for the Company, our Board is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks, and our standing Board committees. Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

Stockholder Communications

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attention: Secretary.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees. The purpose of the Code of Business Conduct and Ethics is to deter wrongdoing and to provide guidance to the Company’s directors, officers and employees to help them recognize and deal with ethical issues, to provide mechanisms to report unethical or illegal conduct and to contribute positively to the Company’s culture of honesty and accountability. The Company’s Code of Business Conduct and Ethics is publicly available on the Company’s website at https://www.sonnetbio.com/investors/corporate-governance/governance-documents. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver, including any implicit waiver from a provision of the Code of Business Conduct and Ethics to its directors or executive officers, the Company will disclose the nature of such amendments or waiver on its website or in a current report on Form 8-K.

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Served as an Officer Since
Pankaj Mohan, Ph.D.	58	Chief Executive Officer, President and Chairman of the Board	2020
Jay Cross	51	Chief Financial Officer	2020
John K. Cini, Ph.D.	70	Chief Scientific Officer	2020
Susan Dexter	66	Chief Technical Officer	2020
Richard Kenny, M.D.	63	Chief Medical Officer	2021

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Pankaj Mohan, Ph.D. For Dr. Mohan’s biography, please see the section above entitled “Nominees for Election for a Term Expiring at the 2023 Annual Meeting.”

Jay Cross joined Sonnet in May 2019 and has since served as its Chief Financial Officer and Chief Business Officer, and was appointed Chief Financial Officer of the Company at the closing of the Merger. Prior to Sonnet, Mr. Cross was a Managing Director with Chardan Capital’s healthcare investment banking team from November 2015 to March 2019, where he focused on biopharmaceuticals. Prior to that, from May 2014 to June 2015, Mr. Cross served as a Director with Alere Financial Partners and from May 2011 to October 2013 as a Senior Analyst at Balyasny Asset Management. He launched his career in finance in 1999 as an associate analyst covering biotechnology on the healthcare equity research team at Hambrecht & Quist. Mr. Cross earned an M.P.H. from the Yale University School of Medicine and a B.S. in psychology from Washington & Lee University.

John K. Cini, Ph.D. co-founded Sonnet in 2015 and has since served as its Chief Scientific Officer, and was appointed Chief Scientific Officer of the Company at the closing of the Merger, where he oversees and directs the Company’s discovery and development programs. His role includes the oversight of the selection process of cancer and immune oncology targets and proof-of-concept testing. Prior to joining Sonnet, he was Vice President of Discovery and Development Sciences at Oncobiologics, Inc. from January 2011 to April 2015. Dr. Cini has successfully advanced more than 20 novel monoclonal antibody products from discovery to IND. He is the holder of several novel product and formulation patents and applications. He has also been directly involved in several successful novel biologics through early discovery research into development and manufacturing through clinical trials and commercialization. Previous positions include Executive Director at Mederex (acquired by Bristol-Myers Squibb in 2010), lead discovery scientific roles at Johnson & Johnson (Ethicon, OrthoBioTech & Pharmaceutical Research), and Bayer. Dr. Cini’s therapeutic areas of expertise in system biology include oncology, immune oncology, inflammation, osteoporosis, wound healing, surgical adhesion and cellular aging. Dr. Cini has a PhD in Biochemistry from University of North Texas.

Susan Dexter has served as a contract consultant to Sonnet in the capacity of Chief Technical Officer since May 2019, as a contract consultant, and was appointed full-time Chief Technical Officer of the Company at the closing of the Merger. She came to Sonnet with more than thirty years of experience in biotechnology science, manufacturing and business development having been directly involved in three start-up companies, and multiple M&A activities. Her expertise in CMC for biologics process development ranges from cell line development to process development through commercial manufacturing. In her role as Managing Director at Latham Biopharm Group from September 2008 until the closing of the Merger, Ms. Dexter ran the Product Development service offering, managing the activities and disciplines related to pre-animal toxicology, pre-clinical tox study and CMC-related activities including IND filings, Quality oversight of cGMP activities and other related CMC supply chain activities. She came to LBG from Xcellerex, Inc., a CDMO and developer of single use technology for bioprocessing. She was Chief Business Officer at Xcellerex from April 2004 to September 2008. Prior to Xcellerex, from July 1998 to April 2004, she was VP of Business Development at The Dow Chemical Company’s CDMO, an acquisition of Collaborative BioAlliance, facilitated by Ms. Dexter in 2000; and Assoc. Director of Business Development, at Celltech Biologics, purchased by Lonza Biologics, a biologics CDMO. She worked at Celltech/Lonza from 1986 to July 1998. Ms. Dexter holds a double major with Honors in Immunology and Marketing from American University, Washington, D.C., and certifications from Harvard University in ‘Negotiations for Lawyers’ and ‘Finance for Non-financial Managers’. She was also Professor Emeritus at University College, London, Department of Bioengineering, teaching a credited course lecture and workshop in “Project managing biologics facility”, to graduate, Ph.D. and post-graduate professionals, from 1999 to 2006.

Richard Kenney, M.D., has served as the Company’s Chief Medical Officer since April 2021. Dr. Kenney has more than 20 years of experience in translational-stage development of biologics, as well as the commercialization strategy and corporate management of preclinical, clinical-stage and commercialized vaccines and immunotherapies. As President of ClinReg Biologics, he has provided strategic consulting in clinical and regulatory affairs of biologics and medical monitoring and pharmacovigilance in several capacities. Dr. Kenney most recently served as Chief Development Officer at X-VAX Technology and previously held Chief Medical Officer roles at Immune Design and Crucell Holland, where he led the clinical development and regulatory affairs groups. Dr. Kenney was a researcher/reviewer for the FDA for over six years and did post-graduate training at Duke and NIH. Dr. Kenney received a B.S. in Chemistry from George Washington University and his M.D. from Harvard Medical School.

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EXECUTIVE COMPENSATION

Our Board has formed a Compensation Committee. The Compensation Committee is responsible for reviewing and approving management compensation, including salaries, bonuses, and equity compensation. We seek to provide competitive compensation arrangements that attract and retain key talent necessary to achieve our business objectives. At our 2019 annual meeting of stockholders, stockholders voted, on an advisory, non-binding basis, to approve the compensation paid to the Company’s Named Executive Officers (as defined below).

Summary Compensation Table

The following table shows the compensation awarded to or earned by each person serving as the Company’s principal executive officer during fiscal year 2021, the Company’s two most highly compensated executive officers who were serving as executive officers as of September 30, 2021 and up to two additional individuals for whom disclosure would have been provided but for the fact that such individuals were not serving as an executive officer as of September 30, 2021. The persons listed in the following table are referred to herein as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Pankaj Mohan, Ph.D	2021	512,236	279,930	-	-	-	792,165
President and Chief Executive Officer(2)	2020	490,000	243,954	1,161,114	-	-	1,895,068
John Cini, Ph.D.	2021	382,594	142,505	-	-	-	525,099
Chief Scientific Officer	2020	290,000	98,740	283,917	-	-	672,657
Jay Cross	2021	375,767	156,878	-	-	-	532,645
Chief Financial Officer(3)	2020	307,500	113,555	283,917	-	-	704,972

(1)	Represents the aggregate grant date fair value for grants made in 2021 and 2020 computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. This calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full.
(2)	Dr. Mohan became the Chairman of Sonnet in June 2018 and the Chief Executive Officer in January 2019, and the Chairman, President and Chief Executive Officer of the Company at the closing of the Merger.
(3)	Mr. Cross became the Chief Financial Officer of Sonnet in May 2019, and the Chief Financial Officer of the Company at the closing of the Merger.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

The material terms of each named executive officer’s employment agreement or arrangement are described below.

Sonnet entered into an employment agreement with Dr. Mohan on December 31, 2018, as amended (the “Mohan Agreement”), setting forth the terms of his employment as Chief Executive Officer, which agreement was assumed by the Company at the closing of the Merger. Pursuant to the employment agreement, Dr. Mohan is entitled to, among other things, (i) an annual gross base salary of $490,000, (ii) eligibility for a bonus equal to 5.4% of gross revenue received by the Company from a strategic transaction and (iii) for any year in which the bonus in the previous clause amounts to less than 50% of the base salary, an additional performance-based cash bonus to bring the aggregate cash bonus for such year to up to 50% of the base salary, as determined by the board. The employment agreement shall terminate in accordance with its terms. Pursuant to Dr. Mohan’s employment agreement, if he is terminated without “Cause” or for “Good Reason” within 2 months prior to or within 12 months following a “Change in Control”, he is entitled to (i) his base salary for 18 months, (ii) a bonus equal to his performance bonus for the year in which the termination occurs, divided by 12, and then multiplied by 18, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage. If Dr. Mohan is terminated without “Cause” or for “Good Reason” not coincident with a “Change in Control”, he is entitled to (i) his base salary for 18 months, (ii) any performance bonus for the performance year in which his termination occurs, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage.

12

Sonnet entered into an employment agreement with Dr. Cini on January 10, 2020, as amended (the “Cini Agreement”), setting forth the terms of his employment as Chief Scientific Officer, which agreement was assumed by the Company at the closing of the Merger. Pursuant to the employment agreement, Dr. Cini is entitled to, among other things, (i) an annual gross base salary of $370,000, (ii) eligibility for a bonus equal to 1.1% of gross revenue received by the Company from a strategic transaction and (iii) for any year in which the bonus in the previous clause amounts to less than 35% of the base salary, an additional performance-based cash bonus to bring the aggregate cash bonus for such year to up to 35% of the base salary, as determined by the board. The employment agreement shall terminate in accordance with its terms. Pursuant to Dr. Cini’s employment agreement, if he is terminated without “Cause” or for “Good Reason” within 2 months prior to or within 12 months following a “Change in Control”, he is entitled to (i) his base salary for 12 months and (ii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage. If Dr. Cini is terminated without “Cause” or for “Good Reason” not coincident with a “Change in Control”, he is entitled to (i) his base salary for 9 months and (ii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 12 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage.

Sonnet entered into an employment agreement with Mr. Cross on January 10, 2020 (the “Cross Agreement”), setting forth the terms of his employment as Chief Financial Officer, which agreement was assumed by the Company at the closing of the Merger. Pursuant to the employment agreement, Mr. Cross is entitled to, among other things, (i) an annual gross base salary of $365,000 and (ii) eligibility for a performance-based cash bonus of up to 40% of the base salary, as determined by the board. The employment agreement shall terminate in accordance with its terms. Pursuant to Mr. Cross’s employment agreement, if he is terminated without “Cause” or for “Good Reason” within 2 months prior to or within 12 months following a “Change in Control”, he is entitled to (i) his base salary for 12 months, (ii) any performance bonus for the performance year in which his termination occurs, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage. If Mr. Cross is terminated without “Cause” or for “Good Reason” not coincident with a “Change in Control”, he is entitled to (i) his base salary for 9 months, (ii) any performance bonus for the performance year in which his termination occurs, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 12 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage.

Other Agreements

On April 1, 2020, the Company entered into an employment agreement with Ms. Dexter (the “Dexter Agreement”), setting forth the terms of her employment as Chief Technical Officer. Pursuant to the employment agreement, Ms. Dexter is entitled to, among other things, (i) an annual gross base salary of $310,000 and (ii) eligibility for a performance-based cash bonus of up to 35% of the base salary, as determined by the board. The employment agreement shall terminate in accordance with its terms. Pursuant to Ms. Dexter’s employment agreement, if she is terminated without “Cause” or for “Good Reason” within 2 months prior to or within 12 months following a “Change in Control”, she is entitled to (i) her base salary for 12 months, (ii) any performance bonus for the performance year in which her termination occurs, and (iii) if she timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date she becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date she becomes ineligible for COBRA continuation coverage. If Ms. Dexter is terminated without “Cause” or for “Good Reason” not coincident with a “Change in Control”, she is entitled to (i) his base salary for 9 months, (ii) any performance bonus for the performance year in which her termination occurs, and (iii) if she timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 12 months following the termination date, (b) the date she becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date she becomes ineligible for COBRA continuation coverage.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information, on an award-by-award basis, concerning unexercised options to purchase common stock, restricted shares of common stock and common stock that has not yet vested for each named executive officer and outstanding as of September 30, 2021.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END - 2021

	Stock Awards
Name	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Pankaj Mohan Ph.D.	159,933	(1)	96,919

John Cini, Ph.D.	39,107	(1)	23,699

Jay Cross	39,107	(1)	23,699

(1)	Each restricted stock unit (“RSU”) award vested as to 50% on April 2, 2021 and will vest as to the remaining 50% shown on the table above on April 2, 2022.

Director Compensation

Non-Employee Director Compensation Policy

In connection with the Merger, the Board approved a compensation policy for its non-employee directors. Other than reimbursement for reasonable expenses incurred in connection with attending board and committee meetings, this policy provides for the following cash compensation:

● each non-employee director is entitled to receive an annual fee from us of $35,000;

● the chair of our audit committee will receive an annual fee from us of $15,000;

● the chair of our compensation committee will receive an annual fee from us of $10,000;

● the chair of our nominating and corporate governance committee will receive an annual fee from us of $8,000; and

● each non-chairperson member of the audit committee, the compensation committee and the nominating and corporate governance committee will receive annual fees from us of $7,500, $5,000 and $4,000, respectively.

Each non-employee director that joins the Board receives an initial option grant to purchase 0.080% of the Company’s fully-diluted outstanding Common Stock at the closing of the Merger, which shall vest 33% per year over three years, the first vesting date to occur on the one-year anniversary of the grant date. Each non-employee director also receives an annual option grant to purchase 0.040% of the Company’s fully-diluted outstanding Common Stock at the closing of the Merger, which shall vest 100% upon the earlier of the one-year anniversary of the grant date or the next annual stockholder meeting. Upon a change in control, as defined in the Company’s equity incentive plan, 100% of the shares underlying these options shall become vested and exercisable immediately prior to such change in control.

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Except as set forth in the table below, the non-employee directors did not receive any cash or equity compensation during fiscal year 2021:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Nailesh Bhatt(2)	54,000	-	-	-	54,000
Albert Dyrness(3)	55,500	-	-	-	55,500
Donald Griffith (4)	-	-	-	100,100	100,100
Raghu Rao(5)	56,500	-	-	-	56,500

(1)	Represents the aggregate grant date fair value for grants made in 2021 computed in accordance with FASB ASC Topic 718. This calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full.
(2)	Mr. Bhatt holds an aggregate of 4,003 restricted stock units, as of September 30, 2021.
(3)	Mr. Dyrness holds an aggregate of 4,003 restricted stock units, as of September 30, 2021.
(4)	Mr. Griffith has served as Sonnet’s Financial Controller since January 1, 2019, and since the Merger serves as our Controller. The amounts in the table above under “All Other Compensation” represent salary and bonus earned by Mr. Griffith for the fiscal year 2021. See the description of the employment agreement with Mr. Griffith below.
(5)	Mr. Rao holds an aggregate of 4,003 restricted stock units, as of September 30, 2021.

Other Agreement with a Director

Sonnet entered into an employment agreement with Mr. Griffith on January 1, 2019, setting forth the terms of his employment as Financial Controller. Pursuant to the employment agreement, Mr. Griffith is entitled to, among other things, (i) an annual prorated gross base salary of $150,000 and (ii) eligibility for a target bonus equal to 25% of gross salary earned. The employment agreement has no specific term and constitutes an at-will employment.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors is currently composed of the following two non-employee directors: Mr. Rao (chairman) and Mr. Dyrness. None of these Compensation Committee members was an officer or employee of the Company during the year. No Compensation Committee interlocks between the Company and another entity existed.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Sonnet BioTherapeutics Holdings, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended September 30, 2021 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended September 30, 2021.

2.	The Audit Committee has discussed with representatives of KPMG LLP, the Company’s independent public accounting firm, the matters which are required to be discussed with them under the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3.	The Audit Committee has discussed with representatives of KPMG LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021 for filing with the Securities and Exchange Commission.

Audit Committee,

Nailesh Bhatt, Chair

Albert Dyrness

Raghu Rao

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 4, 2022 with respect to the beneficial ownership of common stock of the Company by the following: (i) each of the Company’s current directors; (ii) each of the named executive officers; (iii) all of the current executive officers and directors as a group; and (iv) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company’s common stock.

For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, the Company believes that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of the Company’s common stock issuable under options that are exercisable on or within 60 days after April 4, 2022 (“Presently Exercisable Options”) are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity.

The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 60,590,405 shares of common stock issued and outstanding as of April 4, 2022 plus any shares issuable upon exercise of Presently Exercisable Options held by such person or entity.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Named Executive Officers, Executive Officers and Directors:
Pankaj Mohan, Ph.D.	1,297,225	(1)	2.1%
Nailesh Bhatt	13,333	(2)	**
Albert Dyrness	14,249	(3)	**
Donald Griffith	95,693	(4)	**
Raghu Rao	8,324	(5)	**
John. K. Cini, Ph.D.	224,067	(6)	**
Jay Cross	78,214	(7)	**
All current executive officers and directors as a group (9 persons)	1,829,573	(8)	3.0%

5% Holders
Hudson Bay Master Fund Ltd.	3,400,000		5.3%

(*)	Unless otherwise indicated, the address is c/o Sonnet BioTherapeutics, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey, 08540.

(**)	Less than 1%.

(1)	Includes (i) 930,705 shares of common stock held by the Mohan Family Office, over which Dr. Mohan has shared power to vote and dispose with Swati Mohan, his spouse; (ii) 7,992 shares of common stock held individually by Pankhuri Mohan, Dr. Mohan’s child, over which Dr. Mohan has shared power to vote and dispose with Pankhuri Mohan; and (iii) 4,262 shares of common stock issuable upon exercise of warrants held by the Mohan Family Office, over which Dr. Mohan has shared power to vote and dispose with Swati Mohan, which are exercisable within 60 days of April 4, 2022. Excludes 320,135 restricted stock units, which will be settled in shares of common stock and do not vest within 60 days of April 4, 2022.

(2)	Excludes 14,152 restricted stock units, which will be settled in shares of common stock and do not vest within 60 days of April 4, 2022.

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(3)	Includes 1,278 shares of common stock issuable upon exercise of warrants which are exercisable within 60 days of April 4, 2022. Excludes 14,152 restricted stock units, which will be settled in shares of common stock and do not vest within 60 days of April 4, 2022.

(4)	Excludes 15,000 restricted stock units, which will be settled in shares of common stock and do not vest within 60 days of April 4, 2022.

(5)	Includes 106 shares of common stock issuable upon exercise of warrants which are exercisable within 60 days of April 4, 2022. Excludes 14,152 restricted stock units, which will be settled in shares of common stock and do not vest within 60 days of April 4, 2022.

(6)	Excludes 80,034 restricted stock units, which will be settled in shares of common stock and do not vest within 60 days of April 4, 2022.

(7)	Excludes 66,951restricted stock units, which will be settled in shares of common stock and do not vest within 60 days of April 4, 2022.

(8)	Includes 5,646 shares of common stock issuable upon exercise of warrants which are exercisable within 60 days of April 4, 2022.

(9)	Hudson Bay Capital Management LP (the “Investment Manager”) serves as the investment manager to Hudson Bay Master Fund Ltd., in whose name the securities reported herein are held. As such, the Investment Manager may be deemed to be the beneficial owner of all shares of common stock underlying the warrants held by Hudson Bay Master Fund Ltd. Sander Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities.

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TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for named executive officers and directors, the Company describes below each transaction and series of similar transactions, since the beginning of fiscal year 2020, to which the Company was a party or will be a party, in which:

●	the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

●	any of the Company’s directors, nominees for director, executive officers or holders of more than 5% of the Company’s common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for the Company’s named executive officers and directors are described in the section entitled “Executive Compensation”.

Related Party Notes

During the year ended September 30, 2020, the Company issued unsecured notes payable to Dr. Mohan, the Company’s Chairman, President and Chief Executive Officer, resulting in cash proceeds of $55,000. These notes are payable on demand, and payments of $20,436 and $51,196 were made on these and other notes payable due to Dr. Mohan during the years ended September 30, 2021 and 2020, respectively. The interest on these notes was de minimis during each of those years.

In October 2019, the Company issued 8,526 shares of common stock to settle $0.2 million of related party notes with Dr. Mohan.

Indemnification Agreements

The Company has entered into indemnification agreements with each of its current directors and executive officers. These agreements will require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company also intends to enter into indemnification agreements with its future directors and executive officers.

Policies and Procedures for Related Party Transactions

Our Audit Committee has the primary responsibility for the review, approval and oversight of any “related party transaction,” which is any transaction, arrangement, or relationship (or series of similar transactions, arrangements, or relationships) in which we are, were, or will be a participant and the amount involved exceeds $120,000, and in which the related person has, had, or will have a direct or indirect material interest. Under our related party transaction policy, our management will be required to submit any related person transaction not previously approved or ratified by our Audit Committee to our Audit Committee. In approving or rejecting the proposed transactions, our Audit Committee will take into account all of the relevant facts and circumstances available. No member of the Audit Committee will participate in any review, consideration or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive, officers, and persons who are beneficial owners of more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon the Company’s review of copies of Forms 3, 4 and 5 furnished to the Company, the Company believes that all of its directors, executive officers and any other applicable stockholders timely filed all reports required by Section 16(a) of the Exchange Act during the fiscal year ended September 30, 2021, except for the following: (i) Form 4s for John Cini, Susan Dexter and Donald Griffith which were due on May 27, 2021 were filed on May 28, 2021 and (ii) a Form 4 for Richard Kenney which was due on March 29, 2021 was filed on April 1, 2021.

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PROPOSAL 2: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF
INCORPORATION, AS AMENDED (THE “CHARTER”), TO EFFECT A
REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF
COMMON STOCK, AT A SPECIFIC RATIO, RANGING FROM TWO-FOR-ONE
(2:1) TO TWENTY-FOR-ONE (20:1), AT ANY TIME PRIOR TO THE ONE-
YEAR ANNIVERSARY DATE OF THE ANNUAL MEETING, WITH THE
EXACT RATIO TO BE DETERMINED BY THE BOARD

Overview

Our Board has determined that it is advisable and in the best interests of us and our stockholders, for us to amend our Charter (the “Reverse Split Charter Amendment”), to authorize our Board to effect a reverse stock split of our issued and outstanding shares of Common Stock at a specific ratio, ranging from two-for-one (2:1) to twenty-for-one (20:1) (the “Approved Split Ratios”), to be determined by the Board (the “Reverse Split”). A vote for this Proposal No. 2 will constitute approval of the Reverse Split that, once authorized by the Board and affected by filing the Reverse Split Charter Amendment with the Secretary of State of the State of Delaware, will combine between 2 and 20 shares of our Common Stock into one share of our Common Stock. If implemented, the Reverse Split will have the effect of decreasing the number of shares of our Common Stock issued and outstanding. Because the number of authorized shares of our Common Stock will not be reduced in connection with the Reverse Split, the Reverse Split will result in an effective increase in the authorized number of shares of our Common Stock available for issuance in the future. See “Proposal 3: Approval of an Amendment to Our Charter to Increase Our Authorized Shares of Common Stock from 125,000,000 to 250,000,000” for a discussion of the advantages and disadvantages of an increase in the authorized number of shares of our Common Stock available for issuance in the future.

Accordingly, stockholders are asked to approve the Reverse Split Charter Amendment set forth in Appendix A to effect the Reverse Split consistent with those terms set forth in this Proposal No. 2, and to grant authorization to the Board to determine, in its sole discretion, whether or not to implement the Reverse Split, as well as its specific ratio within the range of the Approved Split Ratios. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Split.

If approved by the holders of our outstanding voting securities, the Reverse Split would be applied at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Annual Meeting and would become effective upon the time specified in the Reverse Split Charter Amendment as filed with the Secretary of State of the State of Delaware. The Board reserves the right to elect to abandon the Reverse Split if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of us and our stockholders.

Purpose and Rationale for the Reverse Split

Avoid Delisting from the Nasdaq. On October 4, 2021, we received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of our Common Stock for the prior 30 consecutive business days, we were not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). We were provided a compliance period of 180 calendar days from the date of the Minimum Bid Price Notice, or until April 4, 2022, to regain compliance with the Minimum Bid Price Requirement, pursuant to Nasdaq Listing Rule 5810(c)(3)(A). On March 21, 2022, we submitted a request to Nasdaq for a 180-day extension to regain compliance with the Minimum Bid Price Requirement (the “Extension Request”). We have not yet received a response from Nasdaq regarding our Extension Request. If Nasdaq approves the Extension Request on April 5, 2022, we would have 180 calendar days from April 5, 2022, or until October 3, 2022, to regain compliance with the Minimum Bid Price Requirement in accordance with Nasdaq Listing Rule 5810(c)(3)(A). If we do not regain compliance within the allotted compliance periods, including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that our Common Stock will be subject to delisting. We would then be entitled to appeal that determination to a Nasdaq hearings panel.

Failure to approve the Reverse Split may potentially have serious, adverse effects on us and our stockholders. Our Common Stock could be delisted from Nasdaq because shares of our Common Stock may continue to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the Minimum Bid Price Requirement. Our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, our Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our Common Stock.

As of April [ ], 2022, our Common Stock closed at $[●] per share on Nasdaq. The Reverse Split, if effected, would have the immediate effect of increasing the price of our Common Stock as reported on Nasdaq, therefore reducing the risk that our Common Stock could be delisted from Nasdaq.

Our Board strongly believes that the Reverse Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board has approved resolutions proposing the Reverse Split Charter Amendment to effect the Reverse Split and directed that it be submitted to our stockholders for approval at the Special Meeting.

Management and the Board have considered the potential harm to us and our stockholders should Nasdaq delist our Common Stock from trading. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

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Other Effects. The Board also believes that the increased market price of our Common Stock expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Reverse Split, if effected, could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our Common Stock. The Reverse Split could help increase analyst and broker’s interest in Common Stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

In addition, because the number of authorized shares of our Common Stock will not be reduced, the Reverse Split will result in an effective increase in the authorized number of shares of our Common Stock. The effect of the relative increase in the amount of authorized and unissued shares of our Common Stock would allow us to issue additional shares of Common Stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our stockholders to approve an increase in the authorized number of shares of Common Stock each time such an action is contemplated.

Risks of the Proposed Reverse Split

We cannot assure you that the proposed Reverse Split will increase the price of our Common Stock and have the desired effect of maintaining compliance with Nasdaq.

If the Reverse Split is implemented, our Board expects that it will increase the market price of our Common Stock so that we are able to regain and maintain compliance with the Nasdaq minimum bid price requirement. However, the effect of the Reverse Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per share price of our Common Stock after the Reverse Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Split, (ii) the market price per post-Reverse Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Split is implemented, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Split. In any case, the market price of our Common Stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Even if the market price per post-Reverse Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum number of shares that must be in the public float and the minimum market value of the public float.

A decline in the market price of our Common Stock after the Reverse Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.

If the Reverse Split is implemented and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

The proposed Reverse Split may decrease the liquidity of our Common Stock.

The liquidity of our Common Stock may be harmed by the proposed Reverse Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Split, particularly if the stock price does not increase as a result of the Reverse Split.

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Determination of the Ratio for the Reverse Split

If Proposal No. 2 is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of two-for-one (2:1) or exceed a ratio of twenty-for-one (20:1). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our Common Stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the Reverse Split. The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Common Stock issued and outstanding as of April 4, 2022, after completion of the Reverse Split, we will have between 30,295,203 and 3,029,520 shares of Common Stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.

Principal Effects of the Reverse Split

After the effective date of the proposed Reverse Split, each stockholder will own a reduced number of shares of Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the proposed Reverse Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Split.

The following table contains approximate number of issued and outstanding shares of Common Stock, and the estimated per share trading price following a 2:1 to 20:1 Reverse Split, without giving effect to any adjustments for fractional shares of Common Stock or the issuance of any derivative securities, as of April 4, 2022.

After Each Reverse Split Ratio

	Current	2:1	7:1	14:1	20:1
Common Stock Authorized(1)	125,000,000	125,000,000	125,000,000	125,000,000	125,000,000
Common Stock Issued and Outstanding	60,590,405	30,295,203	8,655,772	4,327,886	3,029,520
Number of Shares of Common Stock Reserved for Issuance (2)	54,873,735	27,436,868	7,839,105	3,919,553	2,743,687
Number of Shares of Common Stock Authorized but Unissued and Unreserved	9,535,860	67,267,930	108,505,123	116,752,561	119,226,793
Price per share, based on the closing price of our Common Stock on April [ ], 2022	[ ]	[ ]	[ ]	[ ]	[ ]

(1) The Reverse Split will not have any impact in the number of shares of Common Stock we are authorized to issue under our Charter.

(2) Includes (i) warrants to purchase an aggregate of 51,789,524 shares of common stock with a weighted average exercise price of $1.45 per share, (ii) 674,185 shares of Common Stock underlying unvested restricted stock units and (iii) 2,410,026 shares of Common Stock reserved for future issuance under the 2020 Omnibus Equity Incentive Plan.

After the effective date of the Reverse Split, our Common Stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be reported on Nasdaq under the symbol “SONN”, assuming that we are able to regain compliance with the minimum bid price requirement, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Split to indicate that the Reverse Split had occurred.

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Effect on Outstanding Derivative Securities

The Reverse Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the vesting, exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of April 4, 2022 and are on a pre-Reverse Split basis), including:

●	674,185 shares of Common Stock underlying unvested restricted stock units outstanding as of April 4, 2022; and
●	51,789,524 shares of Common Stock issuable upon the exercise of warrants outstanding as of April 4, 2022, with a weighted average exercise price of $1.45 per share.

The adjustments to the above securities, as required by the Reverse Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

Effect on Stock Option Plans

As of April 4, 2022, we had 674,185 shares of Common Stock underlying unvested restricted stock units, as well as 2,410,026 shares of Common Stock available for issuance under our 2020 Omnibus Equity Incentive Plan (the “2020 Plan”). Pursuant to the terms of the 2020 Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the 2020 Plan to equitably reflect the effects of the Reverse Split. The number of shares subject to vesting under restricted stock awards and the number of shares issuable as contingent consideration as part of an acquisition by the Company will be similarly adjusted, subject to our treatment of fractional shares. Furthermore, the number of shares available for future grant under the 2020 Plan will be similarly adjusted.

Effective Date

The proposed Reverse Split would become effective on the date of filing of the Reverse Split Charter Amendment with the office of the Secretary of State of the State of Delaware. On the effective date, shares of Common Stock issued and outstanding shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and converted, automatically and without any action on the part of our stockholders, into new shares of Common Stock in accordance with the Approved Split Ratio set forth in this Proposal No. 2. If the proposed Reverse Split Charter Amendment is not approved by our stockholders, the Reverse Split will not occur.

Treatment of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on the Nasdaq during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split). After the Reverse Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

Upon stockholder approval of this Proposal No. 2, if the Board elects to implement the proposed Reverse Split, stockholders owning fractional shares will be paid out in cash for such fractional shares. For example, assuming the Board elected to consummate an Approved Split Ratio of 5:1, if a stockholder held six shares of Common Stock immediately prior to the Reverse Split, then such stockholder would be paid in cash for the one share of Common Stock but will maintain ownership of the remaining share of Common Stock.

Record and Beneficial Stockholders

If the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of Common Stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of Common Stock they hold after the Reverse Split along with payment in lieu of any fractional shares. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

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If the Reverse Split is authorized by the stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Split shares in exchange for post-Reverse Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Split selected by the Board. No new post-Reverse Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND
SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of Common Stock would remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal No. 2 and we will not independently provide our stockholders with any such right if the Reverse Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split. This discussion only addresses stockholders who hold Common Stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split.

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In general, the federal income tax consequences of a Reverse Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for their old shares of Common Stock. We believe that because the Reverse Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Split should have the following federal income tax effects. The Reverse Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder that, pursuant to the proposed Reverse Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Split shares were held for one year or less at the effective time of the Reverse Split and long term if held for more than one year. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.

We will not recognize any gain or loss as a result of the proposed Reverse Split.

A stockholder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Split. A stockholder of our common stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the Internal Revenue Service. Stockholders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote and Recommendation

In accordance with our Charter and Delaware law, approval and adoption of this Proposal No. 2 requires the affirmative vote of at least a majority of our issued and outstanding voting securities. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, abstentions, and broker non-votes, if this Proposal 2 is deemed to be a “non-routine” matter as further discussed in What are broker non-votes?, will have the same practical effect as a vote against this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE
CHARTER TO EFFECT THE REVERSE SPLIT.

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PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR CHARTER TO INCREASE OUR
AUTHORIZED SHARES OF COMMON STOCK FROM 125,000,000 TO 250,000,000

Our board has approved, subject to shareholder approval, an amendment to our Charter to increase our authorized shares of common stock from 125,000,000 to 250,000,000 (the “Authorized Shares Charter Amendment”). The increase in our authorized shares of common stock will become effective upon the filing of the Authorized Shares Charter Amendment with the Secretary of State of the State of Delaware. If the Authorized Shares Charter Amendment is approved by the stockholders at the Annual Meeting, we intend to file the Authorized Shares Charter Amendment as soon as practicable following the Annual Meeting. Our board reserves the right, notwithstanding stockholder approval of the Authorized Shares Charter Amendment and without further action by our stockholders, not to proceed with the Authorized Shares Charter Amendment at any time before it becomes effective. Even if our stockholders approve Proposal 2, if this Proposal 3 is approved by our stockholders, our Board intends to file the Authorized Shares Charter Amendment with the Secretary of State of the State of Delaware.

The form of Authorized Shares Charter Amendment is set forth as Appendix B to this Proxy Statement (subject to any changes required by applicable law).

Outstanding Shares and Purpose of the Proposal

Our Charter currently authorizes us to issue a maximum of 125,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, $.0001 par value per share. As of the record date, we had no shares of preferred stock issued and outstanding and the Authorized Shares Charter Amendment does not affect the number of authorized shares of preferred stock. Our issued and outstanding securities, as of the record date, are as follows:

●	60,590,405 shares of Common Stock;

●	warrants to purchase an aggregate of 51,789,524 shares of common stock with a weighted average exercise price of $1.45 per share;

●	674,185 shares of Common Stock underlying unvested restricted stock units; and

●	2,410,026 shares of Common Stock reserved for future issuance under the 2020 Omnibus Equity Incentive Plan.

The approval of the Authorized Shares Charter Amendment is important for our ongoing business. Our Board believes it would be prudent and advisable to have the additional shares available to provide additional flexibility regarding the potential use of shares of common stock for business and financial purposes in the future. Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of common stock or securities that are convertible into common stock; (ii) expanding our business through potential strategic transactions, including mergers, acquisitions, licensing transactions and other business combinations or acquisitions of new product candidates or products; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock or securities that are convertible into common stock for other outstanding securities; (v) providing equity incentives pursuant to our 2020 Plan, or another plan we may adopt in the future, to attract and retain employees, officers or directors; and (vi) other general corporate purposes. We intend to use the additional shares of Common Stock that will be available to undertake any such issuances described above. Because it is anticipated that our directors and executive officers will be granted additional equity awards under our 2020 Plan, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Authorized Shares Charter Amendment, because absent the Authorized Shares Charter Amendment, we may not have sufficient authorized shares to grant such awards.

The increase in authorized shares of our Common Stock under the Authorized Shares Charter Amendment will not have any immediate effect on the rights of existing stockholders. However, because the holders of our Common Stock do not have any preemptive rights, future issuance of shares of Common Stock or securities exercisable for or convertible into shares of Common Stock could have a dilutive effect on our earnings per share, book value per share, voting rights of stockholders and could have a negative effect on the price of our Common Stock.

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Disadvantages to an increase in the number of authorized shares of Common Stock may include:

●	Stockholders may experience further dilution of their ownership.

●	Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

●	The additional shares of Common for which authorization is sought in this proposal would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding.

●	The issuance of authorized but unissued shares of Common Stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Common Stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of Common Stock and warrants, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of Common Stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that the Board deems to be in the best interests of us and our stockholders. We are therefore requesting our stockholders approve this proposal to amend our Charter to increase our authorized shares of Common Stock from 125,000,000 shares to 250,000,000 shares.

Required Vote and Recommendation

In accordance with our Charter and Delaware law, approval and adoption of this Proposal No. 3 requires the affirmative vote of at least a majority of our issued and outstanding voting securities. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, abstentions, and broker non-votes, if this Proposal 3 is deemed to be a “non-routine” matter as further discussed in What are broker non-votes?, will have the same practical effect as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF AN AMENDMENT TO OUR CHARTER TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 125,000,000 SHARES TO 250,000,000 SHARES.

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PROPOSAL 4: APPROVAL, ON AN ADVISORY BASIS, OF THE EXECUTIVE
COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS
DESCRIBED IN THIS PROXY STATEMENT

At our 2019 annual meeting of stockholders, we conducted a non-binding stockholder vote on the frequency of future say-on-pay votes (commonly known as a “Say-When-on-Pay” vote). We recommended that such votes be conducted every three years and our stockholders approved that recommendation. We will hold a say-on-pay vote at a frequency of three years through 2025, when the next stockholder vote on the frequency of say-on-pay votes is required under the Securities Exchange Act of 1934, as amended, or until the Board otherwise determines that a different frequency for such votes is in the best interests of our stockholders.

Q: What are you voting on?

A: In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking stockholders to vote, on an advisory basis, on:

Say-on-pay. Approval of the compensation of our named executive officers as disclosed in this proxy statement, including the various compensation tables and the related narrative disclosures (Proposal 4).

Q: Why does your Board recommend a vote “FOR” the say-on-pay proposal (Proposal 4)?

A: The Board believes that our compensation policies and practices are effective in achieving our goals of motivating and retaining our executives by:

●	rewarding excellence in leadership and sustained financial performance; and
●	aligning our executives’ interests with those of our stockholders to create long-term value.

Q: What are the effects of these votes?

A: Proposal 4 is advisory, and non-binding on our Board. However, the Board and the Compensation Committee will review and consider the results of these votes when evaluating our executive compensation program.

Proposal 4 is as follows:

Proposal 4:

“Resolved, that the compensation of our named executive officers, as described in our proxy statement for the 2022 Annual Meeting of Stockholders, including the various compensation tables and the related narrative disclosures, is hereby APPROVED.”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE
APPROVAL, ON AN ADVISORY BASIS, OF THE EXECUTIVE COMPENSATION OF THE
COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT

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PROPOSAL 5: RATIFICATION OF THE APPOINTMENT OF OUR
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed KPMG LLP as our independent registered public accounting firm to audit the financial statements of Sonnet for the fiscal year ending September 30, 2022, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as a public registered accounting firm.

Principal Accountant Fees and Services

The following table summarizes the fees paid for professional services rendered by KPMG LLP, our independent registered public accounting firm, for each of the last two fiscal years:

Fee Category	2021	2020
Audit Fees	$509,500	$521,611
Audit-Related Fees	$—	$—
Tax Fees	$34,000	$12,500
All Other Fees	$—	$—
Total Fees	$543,500	$534,111

Audit Fees

Represents fees for professional services provided in connection with the audit of the Company’s annual consolidated financial statements and reviews of the Company’s quarterly interim consolidated financial statements.

Audit-Related Fees

Fees related to review of registration statements, acquisition due diligence and statutory audits.

Tax Fees

Tax fees are associated with tax compliance, tax advice, tax planning and tax preparation services.

Pre-Approval Policy and Procedures

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee is required to review and approve the proposed retention of independent auditors to perform any proposed auditing and non-auditing services as outlined in its charter. The Audit Committee has not established policies and procedures separate from its charter concerning the pre-approval of auditing and non-auditing related services. As required by Section 10A of the Exchange Act, our Audit Committee has authorized all auditing and non-auditing services provided by KPMG LLP during 2021 and 2020 and the fees paid for such services. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for the Company if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining KPMG LLP’s independence and has determined that such services for fiscal years 2021 and 2020 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

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Review of Financial Statements

The Audit Committee is responsible for reviewing and discussing the audited consolidated financial statements with management, discussing with the independent registered public accountants the matters required by Public Company Accounting Oversight Board Auditing Standard No. 1301 Communications with Audit Committees, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K.

Attendance at Annual Meeting

Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Changes in Accountants

On May 16, 2020, the Audit Committee (the “Audit Committee”) of the Board of the Company dismissed Cherry Bekaert LLP (“Cherry Bekaert”) as the Company’s independent registered public accounting firm, effectively immediately, and approved the appointment of KPMG as the Company’s new independent registered public accounting firm, effective immediately.

The reports of Cherry Bekaert on the Company’s consolidated financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that, the reports on the consolidated financial statements of the Company as of and for the years ended December 31, 2019 and 2018, each contained a separate explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2019 and 2018 and the subsequent interim period through May 16, 2020, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Cherry Bekaert on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cherry Bekaert, would have caused Cherry Bekaert to make reference thereto in their reports on the consolidated financial statements for such fiscal years.

During the fiscal years ended December 31, 2019 and 2018 and any subsequent interim period through May 16, 2020, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Cherry Bekaert with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K.

During the fiscal years ended September 30, 2019 and 2018 and the subsequent interim period through May 16, 2020, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of the Company, and no written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Approval Required

The approval of the ratification of the appointment of KPMG as our independent registered accounting firm for the year ending September 30, 2022 will require the affirmative vote of a majority of the votes present and entitled to vote (in person or represented by proxy) at the Annual Meeting. As a result, “broker non-vote,” if any, will not affect the outcome of the vote on Proposal 5.

Abstentions have the same effect as a vote “AGAINST” the proposal because an abstention represents a share entitled to vote and thus is included in the denominator. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE
COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE
YEAR ENDING SEPTEMBER 30, 2022.

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STOCKHOLDER PROPOSALS

Stockholder Proposals for 2023 Annual Meeting

Any stockholder desiring to present a proposal for inclusion in the Proxy Statement to be acted upon at our 2023 Annual Meeting of Stockholders in accordance with Exchange Act Rule 14a-8 must ensure that the proposal is received by us at our principal executive office no later than [December __, 2022], which is 120 calendar days before [April __, 2023], the anniversary date of this proxy statement’s release to stockholders in connection with the Annual Meeting. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including our audited financial statements) filed with the SEC may be obtained without charge by writing to Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended September 30, 2021 and certain other related financial and business information are contained in our 2021 Annual Report to Stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary or by phone at (609) 375-2227. Any stockholder who wants to receive a separate copy of this proxy statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

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OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties at the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Pankaj Mohan, Ph.D.
Chief Executive Officer and Chairman of the Board

April [  ], 2022

Princeton, New Jersey

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Appendix A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

Sonnet BioTherapeutics Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: That a resolution was duly adopted on March __, 2022, by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at an annual meeting of stockholders held on June 2, 2022, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The proposed amendment set forth as follows:

Article FOURTH of the Certificate of Incorporation of the Corporation, as amended to date, be and hereby is further amended by inserting the following at the end of Article FOURTH:

Upon effectiveness (“Effective Time”) of this amendment to the Certificate of Incorporation of the Corporation, a __-for-one reverse stock split (the “Reverse Split”) of the Corporation’s Common Stock shall become effective, pursuant to which each __ shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time (“Old Common Stock”) shall be reclassified and split into one share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (“New Common Stock”), with no corresponding reduction in the number of authorized shares of our Common Stock.

No fractional shares of Common Stock will be issued in connection with the Reverse Split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to receive cash (without interest) in lieu of fractional shares, equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on the exchange the Corporation is currently trading during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split).

Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of New Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraphs. Any certificate for one or more shares of the Old Common Stock not so surrendered shall be deemed to represent one share of the New Common Stock for each five shares of the Old Common Stock previously represented by such certificate.

SECOND: That said amendment will have an Effective Time of 5:00 P.M., Eastern Time, on the filing date of this Certificate of Amendment to the Certificate of Incorporation

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this __ day of June, 2022.

President and Chief Executive Officer

Appendix B

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

Sonnet BioTherapeutics Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: That a resolution was duly adopted on March __, 2022, by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at an annual meeting of stockholders held on June 2, 2022, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The proposed amendment set forth as follows:

Article FOURTH of the Certificate of Incorporation of the Corporation, as amended to date, be and hereby is amended by deleting the following sentence in the first paragraph of Article FOURTH:

The total number of shares of common stock which the Corporation is authorized to issue is 125,000,000, at a par value of $.0001 per share, and the total number of shares of preferred stock which the Corporation is authorized to issue is 5,000,000, at a par value of $.0001 per share.

The first sentence reflected above under the first paragraph of Article FOURTH will be replaced by the following:

The total number of shares of common stock which the Corporation is authorized to issue is 250,000,000, at a par value of $.0001 per share, and the total number of shares of preferred stock which the Corporation is authorized to issue is 5,000,000, at a par value of $.0001 per share.

SECOND: That said amendment will have an Effective Time of 5:00 P.M., Eastern Time, on the filing date of this Certificate of Amendment to the Certificate of Incorporation

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this __ day of June, 2022.

President and Chief Executive Officer

PROXY

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

100 Overlook Center, Suite 102
Princeton, New Jersey 08540

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS, JUNE 2, 2022

The undersigned hereby appoints Pankaj Mohan, Ph.D. and Jay Cross, and each of them, as proxies with full power of substitution, to represent and to vote as set forth herein all the shares of the common stock of Sonnet BioTherapeutics Holdings, Inc. which the undersigned is entitled to vote at the 2022 Annual Meeting of Stockholders to be held virtually at **www.viewproxy.com/SONN/2022/VM** and any adjournments or postponements thereof, as designated below. **If no designation is made, the proxy, when properly executed, will be voted: (i) "FOR" the election of the director nominees named below in Item 1, (ii) "FOR" Item 2, approval of an amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of Common Stock, at a specific ratio, ranging from two-for-one (2:1) to twenty-for-one (20:1), at any time prior to the one-year anniversary date of the annual meeting, with the exact ratio to be determined by the Board, (iii) "FOR" Item 3, approval of an amendment to our Certificate of Incorporation, as amended, to increase our authorized shares of Common Stock from 125,000,000 to 250,000,000, (iv) "FOR" Item 4, approval, on an advisory basis, of the executive compensation of our named executive officers as described in our proxy statement, (v) "FOR" Item 5, ratification of the appointment of our registered public accounting firm, and (vi) in the discretion of the proxies upon such other matter as may properly come before the Annual Meeting.**

(PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held virtually on JUNE 2, 2022. The Proxy Statement and our 2021 Annual Report to Shareholders are available at: http://www.viewproxy.com/sonn/2022.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR the election as a director of the five nominees listed below.

NOMINEES: Pankaj Mohan, Ph.D., Nailesh Bhatt, Albert Dyrness, Donald Griffith, Raghu Rao

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY to vote for the following nominees:

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INSTRUCTION: To withhold authority to vote for individual nominees, write their names on the line above.

For ☐ Against ☐ Abstain ☐

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

CONTROL NUMBER

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For ☐ Against ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

In his or her discretion, the proxy is authorized to vote upon any other matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Date:________________________, 2022

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Signature

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Signature (Joint Owners)

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

SCAN TO
VIEW MATERIALS & VOTE ▷

CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:
Go to www.FCRvote.com/SONN

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 (866) 402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.